Filed under Rule 497(k)

Registration No. 002-83631

VALIC COMPANY I

Small Cap Core Fund

(the “Fund”)

Supplement dated October 28, 2026, to the Fund’s Summary Prospectus,

dated October 1, 2026, as supplemented to date

Effective September 30, 2026, Magnus Krantz, Joy Budzinski and Raman Vardharaj, CFA, ceased serving as portfolio managers to the Fund. Accordingly, all references to Messrs. Krantz and Vardharaj and Ms. Budzinski are deleted from the Fund’s Summary Prospectus in their entirety. Effective September 30, 2026, Bryan Lassiter, CFA, became a portfolio manager of the Fund.

Effective immediately, the following changes are made to the Fund’s Summary Prospectus:

The subsection of the Summary Prospectus entitled “Investment Adviser – Portfolio Managers” is deleted in its entirety and replaced with the following:

Portfolio Managers

Name and Title	Portfolio Manager of the Fund Since
Invesco
Matthew P. Ziehl, CFA Portfolio Manager	2026
Adam Weiner Portfolio Manager	2026
Bryan Lassiter, CFA Portfolio Manager	2026

Capitalized terms used in this Supplement shall, unless otherwise defined herein, have the same meaning as given in the Summary Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.